December 13, 2022 Fourth Quarter 2022 Investor Presentation

1 Forward–Looking Statements Certain statements contained in this Presentation that are not historical in nature may be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, without limitation, statements regarding the Company’s future plans, results, strategies, and expectations, including expectations around changing economic markets. These statements can generally be identified by the use of the words and phrases “may,” “will,” “should,” “could,” “would,” “goal,” “plan,” “potential,” “estimate,” “project,” “believe,” “intend,” “anticipate,” “expect,” “target,” “aim,” “predict,” “continue,” “seek,” “project,” and other variations of such words and phrases and similar expressions. These forward-looking statements are not historical facts, and are based upon management's current expectations, estimates, and projections, many of which, by their nature, are inherently uncertain and beyond the Company’s control. The inclusion of these forward-looking statements should not be regarded as a representation by the Company or any other person that such expectations, estimates, and projections will be achieved. Accordingly, the Company cautions shareholders and investors that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions, and uncertainties that are difficult to predict. Actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. A number of factors could cause actual results to differ materially from those contemplated by the forward-looking statements including, without limitation, (1) current and future economic conditions, including the effects of inflation, interest rate fluctuations, changes in the economy or global supply chain, supply-demand imbalances affecting local real estate prices, and high unemployment rates in the local or regional economies in which the Company operates and/or the US economy generally, (2) changes in government interest rate policies and its impact on the Company’s business, net interest margin, and mortgage operations, (3) the Company’s ability to effectively manage problem credits, (4) the Company’s ability to identify potential candidates for, consummate, and achieve synergies from, potential future acquisitions, (5) difficulties and delays in integrating acquired businesses or fully realizing costs savings, revenue synergies and other benefits from future and prior acquisitions, (6) the Company’s ability to successfully execute its various business strategies, (7) changes in state and federal legislation, regulations or policies applicable to banks and other financial service providers, including legislative developments, (8) the potential impact of the proposed phase-out of the London Interbank Offered Rate ("LIBOR") or other changes involving LIBOR, (9) the effectiveness of the Company’s cybersecurity controls and procedures to prevent and mitigate attempted intrusions, (10) the Company's dependence on information technology systems of third party service providers and the risk of systems failures, interruptions, or breaches of security, (11) the adverse effects of the ongoing global COVID-19 pandemic, including the effect of actions taken to mitigate its impact on individuals or the economy broadly; (12) natural disasters or acts of war or terrorism, (13) international or political instability, including the impacts related to or resulting from Russia’s military action in Ukraine and additional sanctions and export controls, as well as the broader impacts to financial markets and the global macroeconomic and geopolitical environments, and (14) general competitive, economic, political, and market conditions. Further information regarding the Company and factors which could affect the forward-looking statements contained herein can be found in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, and in any of the Company’s subsequent filings with the SEC. Many of these factors are beyond the Company’s ability to control or predict. If one or more events related to these or other risks or uncertainties materialize, or if the underlying assumptions prove to be incorrect, actual results may differ materially from the forward- looking statements. Accordingly, shareholders and investors should not place undue reliance on any such forward-looking statements. Any forward-looking statement speaks only as of the date of this presentation, and the Company undertakes no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as required by law. New risks and uncertainties may emerge from time to time, and it is not possible for the Company to predict their occurrence or how they will affect the Company. The Company qualifies all forward-looking statements by these cautionary statements.

2 Use of non-GAAP financial measures This Presentation contains certain financial measures that are not measures recognized under U.S. generally accepted accounting principles (“GAAP”) and therefore are considered non-GAAP financial measures. These non-GAAP financial measures may include, without limitation, adjusted net income, adjusted diluted earnings per common share, adjusted and unadjusted pre-tax pre-provision earnings, core revenue, core noninterest expense and core noninterest income, core efficiency ratio (tax equivalent basis), adjusted Banking segment pre-tax, pre-provision earnings, Banking segment core noninterest income, Mortgage segment core noninterest income, Banking segment core noninterest expense, Mortgage segment core noninterest expense, Banking segment core revenue, Mortgage segment core revenue, Banking segment core efficiency ratio (tax equivalent basis), Mortgage segment core efficiency ratio (tax equivalent basis), adjusted return on average assets and equity, and adjusted pre-tax pre-provision return on average assets and equity. Each of these non-GAAP metrics excludes certain income and expense items that the Company’s management considers to be non-core/adjusted in nature. The Company refers to these non-GAAP measures as adjusted (or core) measures. Also, the Company presents tangible assets, tangible common equity, adjusted tangible common equity, tangible book value per common share, adjusted tangible book value per common share, tangible common equity to tangible assets, return on average tangible common equity, adjusted return on average tangible common equity, and adjusted pre-tax pre-provision return on average tangible common equity. Each of these non-GAAP metrics excludes the impact of goodwill and other intangibles. Adjusted tangible common equity and adjusted tangible book value also exclude the impact of net accumulated other comprehensive (loss) income. The Company’s management uses these non-GAAP financial measures in their analysis of the Company’s performance, financial condition and the efficiency of its operations as management believes such measures facilitate period-to-period comparisons and provide meaningful indications of its operating performance as they eliminate both gains and charges that management views as non-recurring or not indicative of operating performance. Management believes that these non- GAAP financial measures provide a greater understanding of ongoing operations and enhance comparability of results with prior periods as well as demonstrate the effects of significant non-core gains and charges in the current and prior periods. The Company’s management also believes that investors find these non- GAAP financial measures useful as they assist investors in understanding the Company’s underlying operating performance and in the analysis of ongoing operating trends. In addition, because intangible assets such as goodwill and other intangibles, and the other items excluded each vary extensively from company to company, the Company believes that the presentation of this information allows investors to more easily compare the Company’s results to the results of other companies. However, the non-GAAP financial measures discussed herein should not be considered in isolation or as a substitute for the most directly comparable or other financial measures calculated in accordance with GAAP. Moreover, the manner in which the Company calculates the non-GAAP financial measures discussed herein may differ from that of other companies reporting measures with similar names. Investors should understand how such other banking organizations calculate their financial measures similar or with names similar to the non-GAAP financial measures the Company has discussed herein when comparing such non-GAAP financial measures. See the corresponding non- GAAP reconciliation tables in this Presentation dated October 18, 2022, for additional discussion and reconciliation of these measures to the most directly comparable GAAP financial measures.

3 Snapshot of FB Financial today Note: Unaudited financial data as of September 30, 2022; presented on a consolidated basis. 1 Non-GAAP financial measure. See “Use of non-GAAP financial measures” and “Reconciliation of non-GAAP financial measures” in the Appendix hereto. 2 Source: S&P Global. Market data is as of June 30, 2022 and is presented on a pro forma basis for announced acquisitions since June 30, 2022. Financial results Balance sheet ($mm) 3Q 2022 Total assets $12,258 Loans – HFI $9,105 Total deposits $10,006 Shareholders’ equity $1,281 Company overview  Originally chartered in 1906, one of the longest continually operated banks in Tennessee  Strong financial performer ̶ Adjusted ROAA1 of at least 1.50% each of the past 5 years ̶ 13.1% Adjusted EPS1 CAGR 2018 – 2021; 11.5% Adjusted TBVPS1 CAGR 2018 – 3Q 2022  Strong, local-authority based Community Bank ̶ Operate in 10 geographic regions; Regional Presidents act as CEOs of their geographies ̶ Number 6 market share in Nashville MSA; top 10 deposit market share in 4 additional MSAs throughout our footprint2 ̶ 24.8% year-over-year loans (HFI) growth; 16.8% year-over-year noninterest bearing deposit growth (balances exclude mortgage escrow related deposits)  Retail Mortgage origination channel ̶ Physical presence in bank branches as well as standalone retail mortgage offices across the Southeast  Innovations Group focused on improving customer experience, removing costs through tech-enabled process improvement and exploring how emerging technology can turn areas of expertise into profitable national brands ̶ Founding member of the USDF Consortium, an association of banks seeking to unlock the financial opportunities that blockchain and digital transactions can provide Franchise map Key metrics (%) YTD 2022 Tangible Common Equity / Tangible Assets 8.54%1 Adjusted ROAA 1.05%1 Adjusted ROATCE 11.7%1 NIM (tax-equivalent basis) 3.50% Updated outlook  Projecting growth in deposits and loans with deposit growth materially outpacing loan growth in 4Q 2022  Experiencing net interest margin compression in 4Q 2022 from 3Q 2022 NIM of 3.93% related primarily to cost of growth and retention of deposit balances  Expecting negative contribution to earnings from Mortgage segment in 4Q 2022; projecting ~30% decline in interest rate lock volume from 3Q 2022 and decrease in MSR valuation

4 Strategic drivers Elite Financial Performance Proven Opportunistic Acquirer with Scalable Platforms and Technology Highly Motivated Senior Management Team Great Place to Work Organic Growth Focused Empowered Teams Across Attractive Metro and Community Markets

5 2017 2018 2019 2020 2021 2022 Recent corporate history 1 See “Use of non-GAAP financial measures,” and “Reconciliation of non-GAAP financial measures” in the Appendix hereto. Note: Financial data presented on a consolidated basis. 202020182017  Completed acquisition of Clayton Bank & Trust and American City Bank, adding $1.1 billion in loans and $1.0 billion in deposits; moved from 41st in Knoxville MSA to 10th; 20%+ EPS accretion and tangible book neutral  Finalized integration of Clayton Bank & Trust and American City Bank acquisitions  Initiated quarterly dividend  Completed secondary offering of 3.7 million common shares  Completed acquisition of 10 net branches from Atlantic Capital Bank; moved from 7th to 5th in Chattanooga MSA deposit market share and 11th to 10th in Knoxville MSA deposit market share  Converted treasury platform  Exited Correspondent, Third Party Origination and Reverse mortgage delivery channels Adj. ROAA1: 1.55% Adj. ROATCE1: 16.4% Year-End Assets: $6.1bn Adj. ROAA1: 1.69% Adj. ROATCE1: 17.1% Year-End Assets: $5.1bn Adj. ROAA1: 1.52% Adj. ROATCE1: 15.5% Year-End Assets: $4.7bn Awarded “Top Workplaces” by the Tennessean Awarded “Top Workplaces” by the Tennessean Awarded “Top Workplaces” by the Tennessean Named one of American Bankers “Best Places to Work” 2019 Adj. ROAA1: 1.68% Adj. ROATCE1: 19.1% Year-End Assets: $11.2bn Awarded “Top Workplaces” by the Tennessean  Completed acquisition of FNB Financial Corporation; enter Bowling Green MSA ranked 7th in deposit market share  Converted online and mobile consumer banking platforms  Lift out of commercial team in Memphis  Completed acquisition of Franklin Financial Network; moved from 12th to 6th in the Nashville MSA in deposit market share  Raised $100 million of 4.50% subordinated debt 2021 Awarded “Top Workplaces” by the Tennessean Named one of American Bankers “Best Places to Work” Adj. ROAA1: 1.53% Adj. ROATCE1: 16.5% Year-End Assets: $12.6bn  Authorized $100 million share repurchase plan in February 2021  Expanded banking division into Central Alabama in March 2021 with hiring of two experienced senior bankers in Birmingham YTD 2022 Awarded “Top Workplaces” by the Tennessean Adj. ROAA1: 1.05% Adj. ROATCE1: 11.7% Total Assets: $12.3bn  Founding member of the USDF Consortium, a membership-based association of insured depository institutions with a mission to build a network of banks to further the adoption and interoperability of a bank- minted tokenized deposit  Authorized $100 million share repurchase plan in March 2022  Completed restructuring of Mortgage segment and closure of direct-to- consumer delivery channel  Acquired naming rights for Vanderbilt University football stadium

6 Well positioned in high growth markets 1 Source: S&P Global. Market data is as of June 30, 2022 and is presented on a pro forma basis for announced acquisitions since June 30, 2022. 2 Source: S&P Global. FBK Footprint is based on weighted average demographics of MSAs and counties not located in MSAs with weightings based on deposits in each market as of June 30, 2022. 8.3% 14.1% 22.5% U.S. FBK Footprint Nashville Population Change2 2010 - 2022 Projected Population Change2 2022 - 2027 Projected Household Income Change2 2022 - 2027 3.2% 4.8% 6.1% U.S. FBK Footprint Nashville 12.1% 11.9% 13.9% U.S. FBK Footprint Nashville  Deposits by region1:  Memphis: $0.3B  West: $2.0B  Nashville North: $1.7B  Nashville South: $3.3B  South Central: $0.5B  North Alabama: $0.1B  Central Alabama: $0.1B  Plateau: $0.4B  Chattanooga: $1.2B  Knoxville: $1.0B  Market rank by deposits1 (MSA’s): ̶ Nashville (6th) ̶ Knoxville (9th) ̶ Chattanooga (6th) ̶ Jackson (3rd) ̶ Bowling Green (7th) ̶ Memphis (28th) ̶ Huntsville (22nd) ̶ Florence (11th)

7 5% 17% 21% 31% 22% 3Q21 4Q21 1Q22 2Q22 3Q22 Driving shareholder value ¹ See “Use of non-GAAP financial measures” and the Appendix hereto for a discussion and reconciliation of non-GAAP measures to the most directly comparable GAAP financial measures. 2 Core Banking segment noninterest expense was impacted by tax credits that reduced noninterest expense by $1.4 million in the second quarter of 2022 compared to the third quarter of 2022 which reduced noninterest expense by $0.7 million and resulted in an increase in noninterest expense by $0.7 million in the third quarter of 2022. Adjusted Earnings per Share1 $2.61 $2.83 $3.73 $3.78 $2.06 2018 2019 2020 2021 YTD 2022 Short Term Performance Dashboard Adjusted Banking Segment PTPP1,2 Annualized NIB Deposit GrowthAdjusted PTPP1,2 Annualized Loans (HFI) Growth Tangible Book Value per Share1 $17.02 $18.55 $21.73 $24.67 $21.85 $17.16 $18.16 $21.15 $24.55 $25.84 2018 2019 2020 2021 3Q22 TBVPS Adj. TBVPS (Ex. AOCI) Adjusted ROATCE1 $51.2 $43.6 $40.5 $52.9 $52.5 3Q21 4Q21 1Q22 2Q22 3Q22 24.8% year-over-year Loans (HFI) growth 20% 20% 7% 16% 10% 3Q21 4Q21 1Q22 2Q22 3Q22 13.7% year-over-year NIB Deposit growth 15% 15% 12% 11% 12% 3Q21 4Q21 1Q22 2Q22 3Q22 $42.4 $42.9 $40.8 $55.6 $56.2 3Q21 4Q21 1Q22 2Q22 3Q22

8 Strong net interest margin Historical yield and costs ¹ Includes tax-equivalent adjustment. 2 Excess liquidity defined as interest-bearing deposits with other financial institutions in excess of 5% of average tangible assets. Assumes funded from all interest bearing liabilities. $5,000 $7,000 $9,000 $11,000 $13,000 -- 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 3Q21 4Q21 1Q22 2Q22 3Q22 Av g. in te re st e ar ni ng as se ts ($ m m ) Yi el ds a nd C os ts (% ) Average interest earning assets Yield on loans Cost of deposits NIM NIM1 3.20% 3.19% 3.04% 3.52% 3.93% Impact of accretion and nonaccrual interest (bps) 2 0 (7) 2 5 Impact of excess liquidity2 (bps) (28) (22) (29) (14) 0 Deposit Cost: Cost of MMDA 0.31% 0.27% 0.21% 0.20% 0.73% Cost of customer time 0.61% 0.53% 0.50% 0.64% 0.87% Cost of interest-bearing 0.34% 0.30% 0.27% 0.33% 0.74% Total deposit cost 0.26% 0.22% 0.20% 0.25% 0.52% Loans HFI Yield: Contractual interest 4.23% 4.17% 4.12% 4.24% 4.79% Origination and other loan fee income 0.35% 0.33% 0.26% 0.33% 0.30% Nonaccrual interest 0.02% 0.03% 0.05% 0.03% 0.02% Accretion on purchased loans 0.01% (0.04%) (0.12%) 0.00% 0.05% Syndication fee income 0.00% 0.00% 0.00% 0.06% 0.00% Total loan (HFI) yield 4.61% 4.49% 4.31% 4.66% 5.16%

9 Mortgage performance in 3Q 2022 Highlights  Mortgage segment pre-tax net loss of $3.7 million in 3Q 2022  Restructuring of Mortgage segment materially complete, segment was profitable latter half of 3Q 2022  Interest rate lock commitments declined substantially in 3Q resulting in negative fair value change  Do not expect contribution to earnings in 4Q 2022 due to seasonal impact on volume Mortgage banking income ($mm) 3Q21 2Q22 3Q22 Gain on Sale $39.2 $21.1 $11.1 Fair value changes $1.0 ($5.4) ($2.5) Servicing Revenue $7.6 $8.0 $8.1 Fair value MSR changes ($2.4) ($1.1) ($4.3) Total Income $45.4 $22.6 $12.4 2.55% 2.66% 2.29% 2.43% 1.95% 3Q21 4Q21 1Q22 2Q22 3Q22 Retail channel interest rate lock commitments ($mm) Mortgage segment gain on sale margin $529 $451 $498 $513 $351 $398 $237 $243 $92 $58 $927 $688 $741 $605 $409 3Q21 4Q21 1Q22 2Q22 3Q22 Purchase Refinance .

10 Managing expenses and investing to support growth Highlights Consolidated 3Q 2022 core efficiency ratio¹ of 60.7% Banking segment realizing the benefits of an asset sensitive balance sheet Mortgage efficiency remains elevated; segment is adjusting for realities of the current origination environment Anticipate further investments in people with the opportunity resulting from recent merger disruption and additional investments in technology as Innovations Group is presented with further opportunities ¹ See “Use of non-GAAP financial measures” and the Appendix hereto for a discussion and reconciliation of non-GAAP measures to the most directly comparable GAAP financial measures. Core efficiency ratio (tax-equivalent basis)¹ 57.9% 57.5% 58.7% 51.3% 53.8% 64.7% 67.0% 68.1% 61.1% 60.7% 80.0% 97.8% 100.5% 111.8% 128.9% 3Q21 4Q21 1Q22 2Q22 3Q22 Banking segment Consolidated Mortgage segment

11 Well-capitalized for future opportunities Tangible book value per share3 Simple capital structure Common Equity Tier 1 Capital 84% Trust Preferred 2% Subordinated Notes 6% Tier 2 ACL 8% Total regulatory capital: $1,5012 mm $11.56 $11.58 $14.56 $17.02 $18.55 $21.73 $24.67 $21.85 3Q16 4Q16 4Q17 4Q18 4Q19 4Q20 4Q21 3Q22 3Q211 2Q221 3Q221,2 Shareholder’s equity/Assets 11.9% 10.8% 10.5% TCE/TA3 9.9% 8.9% 8.5% Common equity tier 1/Risk-weighted assets 12.4% 11.5% 10.9% Tier 1 capital/Risk-weighted assets 12.7% 11.8% 11.2% Total capital/Risk-weighted assets 14.6% 13.6% 13.0% Tier 1 capital /Average assets 10.4% 10.2% 10.7% C&D loans subject to 100% tier 1 capital plus ACL4 91% 119% 124% CRE loans subject to 300% tier 1 capital plus ACL4 247% 294% 299% Capital position 1 For regulatory capital purposes, the CECL impact over 2021 and 2022 is gradually phased-in from Common Equity Tier 1 Capital to Tier 2 capital. As of 3Q21, 2Q22 and 3Q22, respectively, $44.4 million, $30.7 million and $30.7 million are being added back to CET 1 and Tier 1 Capital, and $50.2 million, $35.1 million and $35.1 million are being taken out of Tier 2 capital. 2 Total regulatory capital, FB Financial Corporation. 3Q22 calculation is preliminary and subject to change. 3 See “Use of non-GAAP financial measures” and the Appendix hereto for a discussion and reconciliation of non-GAAP measures. 4 Tier 1 capital at FirstBank as defined in Call Report. As of 3Q21, 2Q22 and 3Q22, respectively, $50.2 million, $35.1 million and $35.1 million are being disallowed from Tier 1 Capital for purposes of the calculation.

12 Noninterest- bearing checking 30% Interest-bearing checking 26% Money market 27% Savings 5% Time 12% 56% Checking accounts Valuable core deposit base ¹ Includes mortgage servicing-related deposits of $190.6 million, $127.6 million,$131.1 million, $133.2 million, and $140.8 million for the quarters ended September 30, 2021, December 31, 2021, March 31, 2022, June 30, 2022, and September 30, 2022 respectively. Total deposits ($mm) Cost of deposits Deposit composition $2,610 $2,740 $2,788 $2,896 $2,967 $7,462 $8,097 $8,208 $7,644 $7,039 $10,072 $10,837 $10,996 $10,540 $10,006 3Q21 4Q21 1Q22 2Q22 3Q22 Noninterest-bearing Deposits Interest-bearing Deposits 25.9% 25.3% 25.4% 27.5% 29.6% 0.26% 0.22% 0.20% 0.25% 0.52% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% 35.0% 3Q21 4Q21 1Q22 2Q22 3Q22 Noninterest-bearing (%) Cost of total deposits (%)

13 Office 21% Retail 21% Hotel 16% Warehouse / Industrial 14% Land-Manufactured Home Communities 5% Self Storage 5% Healthcare Facility 2% Other 16% 1-4 Family to be sold 44% Commercial Land 26% 1-4 Consumer Construction 8% Multifamily 8% Retail 3% Warehouse 2% Office 1% Other 8% 1-4 family 17% 1-4 family HELOC 5% Multifamily 4% C&D 18% CRE 22% C&I 30% Other 4% Balanced loan portfolio CRE2 exposure by type Portfolio mix 1 C&I includes owner-occupied CRE. 2 Excludes owner-occupied CRE. C&I1 exposure by industry 1 2 C&D exposure by type

14 1.91% 1.65% 1.50% 1.46% 1.48% 3Q21 4Q21 1Q22 2Q22 3Q22 0.13% 0.12% (0.03%) 0.09% 0.00% 3Q21 4Q21 1Q22 2Q22 3Q22 Asset quality remains solid Nonperforming Assets1 / Assets Nonperforming Loans (HFI) / Loans (HFI) LLR/loans HFI Net charge-offs (recoveries) / average loans 1 3Q22 includes optional right to repurchase seriously delinquent GNMA loans previously sold recorded as of September 30, 2022. This prospective change in accounting estimate had a 22 bp impact on the Company's nonperforming asset ratio in the third quarter of 2022. Nonperforming assets also includes commercial loans held for sale, foreclosed real estate, repossessed assets, and excess land and facilities held for sale. 0.59% 0.62% 0.51% 0.51% 0.47% 3Q21 4Q21 1Q22 2Q22 3Q22 1 0.40% 0.22% 0.50% 0.50% 0.44% 0.46% 0.62% 3Q21 4Q21 1Q22 2Q22 3Q22

15 1.91% 1.25% 2.15% 1.32% 2.50% 3.70% 1.45% 1.47% 3.46% 1.46% 0.69% 1.24% 0.70% 2.44% 1.66% 1.47% 1.62% 3.67% 1.48% 0.69% 1.17% 0.70% 2.47% 1.49% 1.64% 1.51% 3.56% Gross Loans HFI Commercial & Industrial Non-Owner Occ CRE Owner Occ CRE Construction Multifamily 1-4 Family Mortgage 1-4 Family HELOC Consumer & Other 3Q21 2Q22 3Q22 Allowance for credit losses overview ACL / Loans HFI by Category  Current Expected Credit Loss (CECL) Allowance for Credit Losses (ACL) model utilizes Moody’s model with key economic data summarized below: 1Source: Moody’s “August 2022 U.S. Macroeconomic Outlook Baseline and Alternative Scenarios”.

16 Appendix

17 GAAP reconciliation and use of non-GAAP financial measures Adjusted net income and diluted earnings per share

18 GAAP reconciliation and use of non-GAAP financial measures Adjusted pre-tax, pre-provision earnings

19 GAAP reconciliation and use of non-GAAP financial measures Adjusted earnings and diluted earnings per share

20 GAAP reconciliation and use of non-GAAP financial measures Adjusted pre-tax, pre-provision earnings

21 GAAP reconciliation and use of non-GAAP financial measures Core efficiency ratio (tax-equivalent basis)

22 GAAP reconciliation and use of non-GAAP financial measures Segment core efficiency ratios (tax-equivalent basis)

23 GAAP reconciliation and use of non-GAAP financial measures Adjusted Banking segment pre-tax pre-provision earnings

24 GAAP reconciliation and use of non-GAAP financial measures Adjusted Mortgage segment pre-tax net (loss) contribution

25 GAAP reconciliation and use of non-GAAP financial measures Tangible assets and equity, tangible book value per common share and tangible common equity to tangible assets

26 GAAP reconciliation and use of non-GAAP financial measures Tangible assets and equity, tangible book value per common share and tangible common equity to tangible assets

27 GAAP reconciliation and use of non-GAAP financial measures Return on average tangible common equity

28 GAAP reconciliation and use of non-GAAP financial measures Adjusted return on average assets and common equity

29 GAAP reconciliation and use of non-GAAP financial measures Return on average tangible common equity

30 GAAP reconciliation and use of non-GAAP financial measures Adjusted return on average assets and common equity